Exhibit 10 (h)
                        Amendment #7 to Loan Agreement
                           Dated September 9, 1997




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                                William Farber
                                32640 Whatley
                           Franklin, Michigan 48025

                              September 9, 1997


Mr. Jeffrey Moshal
Lannett Company, Inc.
9000 state Road
Philadelphia, Pennsylvania 19136


         Re: Loan Agreement between William Farber ("Lender") and Lannett Company, Inc. a Delaware Corporation ("Borrower") dated August 30, 1991, as amended by Amendment #1 to Loan Agreement dated as of March 15, 1993, and by letter agreements dated August 1, 1994, May 15, 1995, December 31, 1995, June 30, 1996, November 1, 1996 and September 9, 1997.

Dear Jeffrey:

         This letter confirms that the Maturity Date (as defined in the Loan Agreement) for the Revolving Credit Loan is extended to October 1, 1999 and that the availability on the Revolving Credit Loan is extended to $4,250,000. This letter also confirms that the Lender will not declare an Event of Default under the Loan Agreement or any promissory note or other document executed and delivered in connection with the Loan Agreement if borrower fails to pay interest accrued from April 1, 1995 to June 30, 1996, and from July 1, 1996 to June 30, 1998, respectively on the Revolving Credit Loan (as defined in the Loan Agreement) or the Term Loan (as defined in the Loan Agreement) in monthly installments as currently provided in the Loan Agreement; provided that (i) Borrower pays such accrued interest in twenty-four (24) equal monthly installments, commencing January 15, 1998 and July 15, 1998 respectively and continuing on the fifteenth day of each month thereafter until paid in full, and (ii) any such accrued interest shall in any event be paid in full on the maturity date of the respective Loans.

                                                 Very Truly Yours

                                              By: /s/ William Farber
                                                      --------------
                                                  William Farber

AGREED TO AND ACCEPTED:

LANNETT COMPANY, INC.

By: /s/ Jeffrey M. Moshal
        -----------------
        Jeffrey M. Moshal, Vice President - Finance and Treasurer